Fees Summary	Mar. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 536,649,651.24
Previously Paid Amount	0.00
Total Fee Amount	74,111.32
Total Offset Amount	74,111.32
Net Fee	$ 0.00
Final Prospectus	false